SUPPLEMENT TO THE PROSPECTUS
                                       OF
                        EVERGREEN VARIABLE ANNUITY FUNDS



I.       Evergreen VA Perpetual International Fund (the "Fund")

         Effective September 22, 2000, Mentor Perpetual will act as the Fund's interim investment advisor along with Perpetual Portfolio Management Limited ("PPM") as the interim sub-advisor to the Fund. The contracts have been approved by the Trustees and will be presented to shareholders for approval. Upon shareholder approval, these entities will become the investment advisor of the sub-advisor.

         In conjunction with the above, the section of the prospectus entitled "FUND FACTS:" is supplemented as follows:

         Interim Investment Advisor:
o        Mentor Perpetual Advisors, LLC

         Interim Sub-Advisor:
o        Perpetual Portfolio Management Limited ("PPM")

         In addition, the section entitled "THE FUNDS' INVESTMENT ADVISORS" is supplemented as follows:

         Mentor Perpetual Advisors, LLC (Mentor Perpetual) is the interim investment advisor to:
o        VA Perpetual International Fund

         Perpetual Portfolio Management Limited (PPM) is the interim sub-advisor to:
o        VA Perpetual International Fund


         Mentor Perpetual, organized in 1995, is owned equally by Perpetual plc, a diversified financial services holding company based in the United
         Kingdom, and Mentor Investment Advisors, LLC. Mentor Perpetual currently manages over $447.1 million in assets for 3 of the Evergreen Funds. Mentor Perpetual is located at 901 East Byrd Street, Richmond, Virginia 23219.

         PPM manages the day-to-day investment operations of each Fund. There is no additional charge to the Funds for the services provided by PPM. Organized in 1974, PPM is a subsidiary of Perpetual, plc and currently acts as sub-advisor to each of the Evergreen Funds being advised by Mentor Perpetual.


October 18, 2000


II.      Evergreen VA Perpetual International Fund (the "Fund")

         On October 19, 2000, Perpetual plc announced that it would merge with AMVESCAP PLC. AMVESCAP, an international investment management organization based in London, is investment advisor to the AIM and Invesco mutual fund families. The transaction is expected to close in December 2000.

         Perpetual plc is the parent company of Perpetual Portfolio Management Limited ("PPM"), the Fund's sub-advisor, and also is a 50% owner of Mentor Perpetual Advisors, LLC, ("Mentor Perpetual") the Fund's investment advisor. The proposed transaction would result in the termination of the Fund's existing advisory agreement with Mentor Perpetual as well as the Fund's sub-advisory agreement with PPM and require approval of new agreements by the Fund's Board of Trustees and shareholders. The Fund expects to send information concerning this transaction to shareholders and to schedule a meeting at which shareholders can vote on new contracts during the first quarter of 2001.


November 10, 2000


III.     Evergreen VA Perpetual International Fund (the "Fund")

         In connection with the change of control described above, on February 19, 2001 the shareholders of the Fund approved a new investment advisory agreement with Mentor Perpetual Advisors, LLC and a new sub-advisory agreement with Perpetual Portfolio Management Limited.


February 26, 2001                                                    557424 2/01